Exhibit 99.1

Mission Produce® Completes Acquisition of Calavo Growers, Advancing its North American Avocado & Fresh Produce Platform

Bolsters Mission’s vertically integrated platform with an expanded North American footprint and a broader product portfolio

Delivers greater value to retail, wholesale, and foodservice customers worldwide

OXNARD, Calif., May 28, 2026 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission” or “the Company”), a world leader in sourcing, producing, and distributing fresh Hass avocados, today announced the completion of its acquisition of Calavo Growers, Inc. (“Calavo”), a leading provider of fresh avocados, tomatoes, papayas, and value-added prepared foods such as guacamole.

This acquisition unites two of North America’s most established avocado companies, building on Mission’s position as a leader in the worldwide fresh produce business. The addition of Calavo further strengthens Mission’s vertically integrated global network, enhancing sourcing and packing capabilities, improving asset utilization across the network, broadening its reach across complementary fresh produce categories, and accelerating its entry into the high-margin, high-growth prepared foods segment. As a result, Mission expects to deliver more comprehensive, end-to-end service with greater supply reliability, flexibility, and enhanced scale to drive innovation across the global fresh produce industry.

“Today marks a significant milestone for our Company and for our industry,” said John Pawlowski, Chief Executive Officer, Mission Produce. “The successful completion of this transaction reflects our commitment to building a stronger, more diversified company – one that is well positioned to meet the growing demand for fresh, healthy and convenient foods. Mission’s vertically integrated platform, combined with Calavo’s sourcing capabilities, value-added offerings, and deep customer relationships, gives us the scale and the operational foundation to deliver greater value across the supply chain including opportunities to capture additional integration benefits over time. We are focused on executing with discipline, integrating thoughtfully, and continuing to serve our customers at the highest level. We are proud to welcome the Calavo team into the Mission family and believe together, we will deliver enhanced value for our customers, growers, partners, and shareholders.”

With the transaction complete, Calavo is now a wholly owned subsidiary of Mission. B. John Lindeman, former President and CEO of Calavo, will continue to lead the Calavo business during a transition period and will report to CEO Mr. Pawlowski.

“For more than a century, Calavo has built its business on trusted relationships with our growers, customers, and communities across North America, and that foundation remains firmly in place as we begin this next chapter with Mission,” said Mr. Lindeman. “By joining Mission, our team has access to a world-class global network, strengthening our ability to serve our partners with greater reach, reliability, and innovation. I am incredibly proud of what generations of employees here at Calavo have built, and confident that together with Mission, we will continue to grow that legacy in the years ahead.”

Additional Transaction Details

In connection with the closing, effective May 28, 2026, Kathleen Holmgren has been appointed to Mission’s Board of Directors, which is comprised of 10 directors, with Stephen J. Barnard continuing as Executive Chair. Ms. Holmgren is an experienced C-level executive and former Chairman of the Board of Calavo, who currently serves as a Principal at Sage Advice Partners and has held senior leadership roles at Automation Anywhere and Sun Microsystems. She currently serves on the board of directors of Extreme Networks, where she is a member of the Nominating and Governance, Audit, and Compensation Committees.

Under the terms of the agreement, Calavo stockholders will receive $26.05 per share, comprised of $14.85 in cash and 0.9790 shares of Mission common stock for each share of Calavo (based on the closing price of Mission’s common stock of $11.44 on May 27, 2026). In connection with the closing of the transaction, Nasdaq suspended trading of Calavo common stock on Nasdaq prior to the opening of trading on May 28, 2026. The shares of Calavo common stock are expected to be delisted from Nasdaq by June 8, 2026.

Advisors

Evercore is serving as exclusive financial advisor to Mission, and Latham & Watkins LLP is serving as its legal advisor. Alvarez & Marsal is serving as Mission’s business, tax and financial diligence advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. Jefferies LLC served as exclusive financial advisor to Calavo and Cozen O’Connor served as its legal advisor. Financial Profiles served as Calavo’s strategic communications advisor.

About Mission Produce, Inc.

Mission Produce (NASDAQ: AVO) is a global leader in the worldwide fresh produce business, delivering fresh Hass avocados and mangos to retail, wholesale and foodservice customers in over 25 countries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and today also markets mangos and grows blueberries as part of its diversified portfolio. The Company is vertically integrated and owns five state-of-the-art packing facilities across the U.S., Mexico, Peru, and Guatemala. With sourcing capabilities across 20+ premium growing regions, the company provides a year-round supply of premium fresh fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; any statements of the plans, strategies and objectives of management for future operations, including execution of restructuring and integration (including information technology systems integration) plans; the risk that the businesses of Mission Produce and Calavo will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; the risk of litigation related to the merger; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the merger; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Contacts:

Investor Relations

ICR

Jeff Sonnek

646-277-1263

jeff.sonnek@icrinc.com

Media

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com